SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

Youbet.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

(818) 668-2100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Earnings Press Release

Item 7.	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Youbet.com, Inc. Earnings Press Release dated August 3, 2004 (furnished pursuant to Item 12 of Form 8-K).

Item 12.	Results of Operations and Financial Condition

On August 3, 2004, Youbet.com, Inc. announced its financial results for the second quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The second quarter earnings press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The financial tables attached to the press release contain a tabular reconciliation of EBITDA to Net Loss, the GAAP financial measure most directly comparable to EBITDA. Disclosure regarding management’s uses for EBITDA appears in the footnotes below the tabular reconciliation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: August 3, 2004	By:	/s/ Charles Champion
Charles Champion
President and Chief Executive Officer